                               POWER OF ATTORNEY

     The undersigned director of The Zweig Fund, Inc. (the "Fund") hereby constitutes and appoints Jeffrey Lazar his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of March, 2002.

                                                  /s/ MARTIN E. ZWEIG
                                          --------------------------------------
                                                     Martin E. Zweig
                                           Chairman of the Board and President

                               POWER OF ATTORNEY

     The undersigned director of The Zweig Fund, Inc. (the "Fund") hereby constitutes and appoints Martin E. Zweig and Jeffrey Lazar, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and affix her seal thereto and file any of the documents relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this 13th day of March, 2002.

                                                  /s/ WENDY LUSCOMBE
                                          --------------------------------------
                                                      Wendy Luscombe
                                                         Director

                               POWER OF ATTORNEY

     The undersigned director of The Zweig Fund, Inc. (the "Fund") hereby constitutes and appoints Martin E. Zweig and Jeffrey Lazar, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of March, 2002.

                                                 /s/ CHARLES H. BRUNIE
                                          --------------------------------------
                                                    Charles H. Brunie
                                                         Director

                               POWER OF ATTORNEY

     The undersigned director of The Zweig Fund, Inc. (the "Fund") hereby constitutes and appoints Martin E. Zweig and Jeffrey Lazar, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of March, 2002.

                                                  /s/ ELLIOT S. JAFFE
                                          --------------------------------------
                                                     Elliot S. Jaffe
                                                         Director

                               POWER OF ATTORNEY

     The undersigned director of The Zweig Fund, Inc. (the "Fund") hereby constitutes and appoints Martin E. Zweig his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorney-in-fact and agent full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of March, 2002.

                                                  /s/ ALDEN C. OLSON
                                          --------------------------------------
                                                      Alden C. Olson
                                                         Director

                               POWER OF ATTORNEY

     The undersigned director of The Zweig Fund, Inc. (the "Fund") hereby constitutes and appoints Martin E. Zweig and Jeffrey Lazar, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and file any of the documents relating to the Registration Statement on Form N-2 relating to the Common Stock of the Fund, as required to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 13th day of March, 2002.

                                               /s/ JAMES B. ROGERS, JR.
                                          --------------------------------------
                                                   James B. Rogers, Jr.
                                                         Director